EXHIBIT 4.2

May 17, 2017

Officer’s Certificate

0.375% Notes due 2022

0.875% Notes due 2025

1.500% Notes due 2029

2.125% Notes due 2037

The Bank of New York Mellon, as Trustee

101 Barclay Street

Floor 7W

New York, New York 10286

Ladies and Gentlemen:

Officer’s Certificate under Section 301 of the Indenture

Pursuant to Article Three of the Indenture, dated as of October 9, 2012 (as it may be amended or supplemented, the “Indenture”), between General Electric Company (the “Company”) and The Bank of New York Mellon as trustee (the “Trustee”), the Board Resolutions dated as of March 14, 1986, November 2, 1998, March 11, 2011, February 12, 2016 and February 10, 2017 and the resolutions of the Funding Committee of the Board of Directors of the Company dated as of March 30, 2017 of which copies certified by the Secretary or an Attesting Secretary of the Company are being delivered herewith under Section 301 of the Indenture,

A. The Company’s 0.375% Notes due 2022 (the “2022 Notes”) are hereby established. The 2022 Notes shall be in substantially the form attached hereto as Annex 1.

B. The Company’s 0.875% Notes due 2025 (the “2025 Notes”) are hereby established. The 2025 Notes shall be in substantially the form attached hereto as Annex 2.

C. The Company’s 1.500% Notes due 2029 (the “2029 Notes”) are hereby established. The 2029 Notes shall be in substantially the form attached hereto as Annex 3

D. The Company’s 2.125% Notes due 2037 (the “2037 Notes” and together with the 2022 Notes, the 2025 Notes and the 2029 Notes, the “Notes”) are hereby established. The 2037 Notes shall be in substantially the form attached hereto as Annex 4.

E. The terms and characteristics of the Notes shall be as follows (the numbered clauses set forth below corresponding to the numbered subsections of Section 301 of the Indenture, with terms used and not defined herein having the meanings specified in the Indenture) and as shall be set forth in the forms of 2022 Note,

2025 Note, 2029 Note and 2037 Note attached hereto as Annex 1, Annex 2, Annex 3 and Annex 4, respectively:

2022 Notes

(1) the title of the 2022 Notes shall be the “0.375% Notes due 2022.”

(2) the aggregate principal amount of 2022 Notes which may be authenticated and delivered under the Indenture shall be limited to €1,750,000,000 (except as provided in Section 301(2) of the Indenture); provided, however, that such authorized aggregate principal amount may from time to time be increased above such amount by a Board Resolution to such effect; and provided further, that additional 2022 Notes may not be issued under the same ISIN and/or any other identifying number unless such additional 2022 Notes and the original 2022 Notes are fungible for U.S. federal income tax purposes;

(3) the date on which the principal of the 2022 Notes shall be payable shall be May 17, 2022;

(4) the 2022 Notes shall bear interest at the rate of 0.375% per annum. Interest shall accrue from the original issue date of the 2022 Notes. The Interest Payment Date on which such interest will be payable shall be May 17 of each year, commencing on May 17, 2018. The Regular Record Date for the determination of Holders to whom interest is payable on any such Interest Payment Date shall be the 15th calendar day (whether or not a Business Day, as defined below) immediately preceding the related Interest Payment Date, or if the 2022 Notes are represented by one or more global securities, the close of business on the business day (for this purpose a day on which Euroclear Bank S.A/N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”) are open for business) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Stated Maturity Date or any Redemption Date shall be payable to the Person to whom the principal of such 2022 Notes shall be paid; interest on the 2022 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid or duly provided for (or from and including the original issue date of the 2022 Notes, if no interest has been paid or duly provided for with respect to the 2022 Note), to, but excluding, the next scheduled Interest Payment Date, Redemption Date or Maturity Date, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the 2022 Notes, if no interest has been paid or duly provided for with respect to the 2022 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be;

(5) payment of the principal of and any premium and interest on the 2022 Notes shall be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the 2022 Notes represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary;

(6) the 2022 Notes may be redeemed pursuant to the terms set forth in the form of the 2022 Note incorporated herein by reference. In connection with any “make-whole” redemption, the Company shall give the Trustee notice of the related Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation;

(7) not applicable;

(8) the 2022 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof;

(9) not applicable;

(10) all payments of interest and principal on the 2022 Notes, including payments made upon any redemption of the 2022 Notes, will be made in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2022 Notes will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of the 2022 Notes so made in U.S. dollars will not constitute an Event of Default under the 2022 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing;

(11) not applicable;

(12) not applicable;

(13) not applicable;

(14) not applicable;

(15) not applicable;

(16) the 2022 Notes will initially be issued in the form of one or more Global Securities and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear. The Bank of New York Mellon, London Branch shall initially serve as the Depositary for such Global Securities;

(17) not applicable;

(18) not applicable;

(19) not applicable;

(20) not applicable;

(21) not applicable;

(22) the Paying Agent for the 2022 Notes will be The Bank of New York Mellon, London Branch. Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent;

(23) not applicable;

(24) not applicable;

(25) not applicable;

(26) the Securities may be listed on the New York Stock Exchange; and

(27) solely with respect to the 2022 Notes, the definition of “Business Day” under Section l01 of the Indenture shall be amended and restated as follows: “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates. Solely with respect to the 2022 Notes, the definition of “Depositary” under Section l01 of the Indenture shall be amended and restated as follows: “Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a common depositary for the accounts of Clearstream Banking, société anonyme and Euroclear Bank S.A/N.V.

The Company will be obligated to pay additional amounts on the 2022 Notes as described under the heading “Payment of Additional Amounts” in the form of the 2022 Note incorporated herein by reference (such amounts, the “Additional Amounts”).

At least 10 days prior to the first Interest Payment Date and at least 10 days prior to each date of payment of principal of or interest on the 2022 Notes if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent an Officer’s Certificate instructing the Trustee and the Paying Agent whether such payment of principal of or interest on the 2022 Notes shall be made to Holders thereof without withholding or deduction for or on account of any taxes described under the heading “Payment of Additional Amounts” in the form of 2022 Note incorporated herein by reference. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts will be payable and the amounts so payable to each Holder, and the Company shall pay to the Trustee or the Paying Agent the Additional Amounts required to be paid under the 2022 Notes.

Whenever in the 2022 Notes there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, the 2022 Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts in any provision of the 2022 Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Solely with respect to the 2022 Notes, clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be deleted in its entirety.

2025 Notes

(1) the title of the 2025 Notes shall be the “0.875% Notes due 2025.”

(2) the aggregate principal amount of 2025 Notes which may be authenticated and delivered under the Indenture shall be limited to €2,000,000,000 (except as provided in Section 301(2) of the Indenture); provided, however, that such authorized aggregate principal amount may from time to time be increased above such amount by a Board Resolution to such effect; and provided further, that additional 2025 Notes may not be issued under the same ISIN and/or any other identifying number unless such additional 2025 Notes and the original 2025 Notes are fungible for U.S. federal income tax purposes;

(3) the date on which the principal of the 2025 Notes shall be payable shall be May 17, 2025;

(4) the 2025 Notes shall bear interest at the rate of 0.875% per annum. Interest shall accrue from the original issue date of the 2025 Notes. The Interest Payment Date on which such interest will be payable shall be May 17 of each year, commencing on May 17, 2018. The Regular Record Date for the determination of Holders to whom interest is payable on any such Interest Payment Date shall be the 15th calendar day (whether or not a Business Day, as defined below) immediately preceding the related Interest Payment Date, or if the 2025 Notes are represented by one or more global securities, the close of business on the business day (for this purpose a day on which Euroclear and Clearstream are open for business) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Stated Maturity Date or any Redemption Date shall be payable to the Person to whom the principal of such 2025 Notes shall be paid; interest on the 2025 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid or duly provided for (or from and including the original issue date of the 2025 Notes, if no interest has been paid or duly provided for with respect to the 2025 Note), to, but excluding, the next scheduled Interest Payment Date, Redemption Date or Maturity Date, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the 2025 Notes, if no interest has been paid or duly provided for with respect to the 2025 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be;

(5) payment of the principal of and any premium and interest on the 2025 Notes shall be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the 2025 Notes represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary;

(6) the 2025 Notes may be redeemed pursuant to the terms set forth in the form of the 2025 Note incorporated herein by reference. In connection with any “make-whole” redemption, the Company shall give the Trustee notice of the related Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation;

(7) not applicable;

(8) the 2025 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof;

(9) not applicable;

(10) all payments of interest and principal on the 2025 Notes, including payments made upon any redemption of the 2025 Notes, will be made in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2025 Notes will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of the 2025 Notes so made in U.S. dollars will not constitute an Event of Default under the 2025 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing;

(11) not applicable;

(12) not applicable;

(13) not applicable;

(14) not applicable;

(15) not applicable;

(16) the 2025 Notes will initially be issued in the form of one or more Global Securities and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear. The Bank of New York Mellon, London Branch shall initially serve as the Depositary for such Global Securities;

(17) not applicable;

(18) not applicable;

(19) not applicable;

(20) not applicable;

(21) not applicable;

(22) the Paying Agent for the 2025 Notes will be The Bank of New York Mellon, London Branch. Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent;

(23) not applicable;

(24) not applicable;

(25) not applicable;

(26) the Securities may be listed on the New York Stock Exchange; and

(27) solely with respect to the 2025 Notes, the definition of “Business Day” under Section l01 of the Indenture shall be amended and restated as follows: “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates. Solely with respect to the 2025 Notes, the definition of “Depositary” under Section l01 of the Indenture shall be amended and restated as follows: “Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a common depositary for the accounts of Clearstream Banking, société anonyme and Euroclear Bank S.A/N.V.

The Company will be obligated to pay additional amounts on the 2025 Notes as described under the heading “Payment of Additional Amounts” in the form of the 2025 Note incorporated herein by reference (such amounts, the “Additional Amounts”).

At least 10 days prior to the first Interest Payment Date and at least 10 days prior to each date of payment of principal of or interest on the 2025 Notes if there has been a change with respect to the matters set forth in the below-mentioned

Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent an Officer’s Certificate instructing the Trustee and the Paying Agent whether such payment of principal of or interest on the 2025 Notes shall be made to Holders thereof without withholding or deduction for or on account of any taxes described under the heading “Payment of Additional Amounts” in the form of 2025 Note incorporated herein by reference. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts will be payable and the amounts so payable to each Holder, and the Company shall pay to the Trustee or the Paying Agent the Additional Amounts required to be paid under the 2025 Notes.

Whenever in the 2025 Notes there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, the 2025 Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts in any provision of the 2025 Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Solely with respect to the 2025 Notes, clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be deleted in its entirety.

2029 Notes

(1) the title of the 2029 Notes shall be the “1.500% Notes due 2029.”

(2) the aggregate principal amount of 2029 Notes which may be authenticated and delivered under the Indenture shall be limited to €2,250,000,000 (except as provided in Section 301(2) of the Indenture); provided, however, that such authorized aggregate principal amount may from time to time be increased above such amount by a Board Resolution to such effect; and provided further, that additional 2029 Notes may not be issued under the same ISIN and/or any other identifying number unless such additional 2029 Notes and the original 2029 Notes are fungible for U.S. federal income tax purposes;

(3) the date on which the principal of the 2029 Notes shall be payable shall be May 17, 2029;

(4) the 2029 Notes shall bear interest at the rate of 1.500% per annum. Interest shall accrue from the original issue date of the 2029 Notes. The Interest Payment Date on which such interest will be payable shall be May 17 of each year, commencing on May 17, 2018. The Regular Record Date for the determination of Holders to whom interest is payable on any such Interest Payment Date shall be the 15th calendar day (whether or not a Business Day, as defined below) immediately preceding the related Interest Payment Date, or if the 2029 Notes are represented by one or more global securities, the close of business on the business day (for this purpose a day on which Euroclear and Clearstream are open for business) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Stated Maturity Date or any Redemption Date shall be payable to the Person to whom the principal of such 2029 Notes shall be paid; interest on the 2029 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid or duly provided for (or from and including the original issue date of the 2029 Notes, if no interest has been paid or duly provided for with respect to the 2029 Note), to, but excluding, the next scheduled Interest Payment Date, Redemption Date or Maturity Date, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the 2029 Notes, if no interest has been paid or duly provided for with respect to the 2029 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be;

(5) payment of the principal of and any premium and interest on the 2029 Notes shall be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the 2029 Notes represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary;

(6) the 2029 Notes may be redeemed pursuant to the terms set forth in the form of the 2029 Note incorporated herein by reference. In connection with any “make-whole” redemption, the Company shall give the Trustee notice of the related Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation;

(7) not applicable;

(8) the 2029 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof;

(9) not applicable;

(10) all payments of interest and principal on the 2029 Notes, including payments made upon any redemption of the 2029 Notes, will be made in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2029 Notes will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of the 2029 Notes so made in U.S. dollars will not constitute an Event of Default under the 2029 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing;

(11) not applicable;

(12) not applicable;

(13) not applicable;

(14) not applicable;

(15) not applicable;

(16) the 2029 Notes will initially be issued in the form of one or more Global Securities and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear. The Bank of New York Mellon, London Branch shall initially serve as the Depositary for such Global Securities;

(17) not applicable;

(18) not applicable;

(19) not applicable;

(20) not applicable;

(21) not applicable;

(22) the Paying Agent for the 2029 Notes will be The Bank of New York Mellon, London Branch. Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent;

(23) not applicable;

(24) not applicable;

(25) not applicable;

(26) the Securities may be listed on the New York Stock Exchange; and

(27) solely with respect to the 2029 Notes, the definition of “Business Day” under Section l01 of the Indenture shall be amended and restated as follows: “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates. Solely with respect to the 2029 Notes, the definition of “Depositary” under Section l01 of the Indenture shall be amended and restated as follows: “Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a common depositary for the accounts of Clearstream Banking, société anonyme and Euroclear Bank S.A/N.V.

The Company will be obligated to pay additional amounts on the 2029 Notes as described under the heading “Payment of Additional Amounts” in the form of the 2029 Note incorporated herein by reference (such amounts, the “Additional Amounts”).

At least 10 days prior to the first Interest Payment Date and at least 10 days prior to each date of payment of principal of or interest on the 2029 Notes if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent an Officer’s Certificate instructing the Trustee and the Paying Agent whether such payment of principal of or interest on the 2029 Notes shall be made to Holders thereof without withholding or deduction for or on account of any taxes described under the heading “Payment of Additional Amounts” in the form of 2029 Note incorporated herein by reference. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts will be payable and the amounts so payable to each Holder, and the Company shall pay to the Trustee or the Paying Agent the Additional Amounts required to be paid under the 2029 Notes.

Whenever in the 2029 Notes there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, the 2029 Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts in any provision of the 2029 Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Solely with respect to the 2029 Notes, clause 2(A)(iii) of the eight paragraph of Section 305 of the Indenture shall be deleted in its entirety.

2037 Notes

(1) the title of the 2037 Notes shall be the “2.125% Notes due 2037.”

(2) the aggregate principal amount of 2037 Notes which may be authenticated and delivered under the Indenture shall be limited to €2,000,000,000 (except as provided in Section 301(2) of the Indenture); provided, however, that such authorized aggregate principal amount may from time to time be increased above such amount by a Board Resolution to such effect; and provided further, that additional 2037 Notes may not be issued under the same ISIN and/or any other identifying number unless such additional 2037 Notes and the original 2037 Notes are fungible for U.S. federal income tax purposes;

(3) the date on which the principal of the 2037 Notes shall be payable shall be May 17, 2037;

(4) the 2037 Notes shall bear interest at the rate of 2.125% per annum. Interest shall accrue from the original issue date of the 2037 Notes. The Interest Payment Date on which such interest will be payable shall be May 17 of each year, commencing on May 17, 2018. The Regular Record Date for the determination of Holders to whom interest is payable on any such Interest Payment Date shall be the 15th calendar day (whether or not a Business Day, as defined below) immediately preceding the related Interest Payment Date, or if the 2037 Notes are represented by one or more global securities, the close of business on the business day (for this purpose a day on which Euroclear and Clearstream are open for business) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Stated Maturity Date or any Redemption Date shall be payable to the Person to whom the principal of such 2037 Notes shall be paid; interest on the 2037 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid or duly provided for (or from and including the original issue date of the 2037 Notes, if no interest has been paid or duly provided for with respect to the 2037 Notes), to, but excluding, the next scheduled Interest Payment Date, Redemption Date or Maturity Date, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the 2037 Notes, if no interest has been paid or duly provided for with respect to the 2037 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be;

(5) payment of the principal of and any premium and interest on the 2037 Notes shall be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the 2037 Notes represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary;

(6) the 2037 Notes may be redeemed pursuant to the terms set forth in the form of the 2037 Note incorporated herein by reference. In connection with any “make-whole” redemption, the Company shall give the Trustee notice of the related Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation;

(7) not applicable;

(8) the 2037 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof;

(9) not applicable;

(10) all payments of interest and principal on the 2037 Notes, including payments made upon any redemption of the 2037 Notes, will be made in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2037 Notes will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market

Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of the 2037 Notes so made in U.S. dollars will not constitute an Event of Default under the 2037 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing;

(11) not applicable;

(12) not applicable;

(13) not applicable;

(14) not applicable;

(15) not applicable;

(16) the 2037 Notes will initially be issued in the form of one or more Global Securities and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear. The Bank of New York Mellon, London Branch shall initially serve as the Depositary for such Global Securities;

(17) not applicable;

(18) not applicable;

(19) not applicable;

(20) not applicable;

(21) not applicable;

(22) the Paying Agent for the 2037 Notes will be The Bank of New York Mellon, London Branch. Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent;

(23) not applicable;

(24) not applicable;

(25) not applicable;

(26) the Securities may be listed on the New York Stock Exchange; and

(27) solely with respect to the 2037 Notes, the definition of “Business Day” under Section l01 of the Indenture shall be amended and restated as follows: “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates. Solely with respect to the 2037 Notes, the definition of “Depositary” under Section l01 of the Indenture shall be amended and restated as follows: “Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a common depositary for the accounts of Clearstream Banking, société anonyme and Euroclear Bank S.A/N.V.

The Company will be obligated to pay additional amounts on the 2037 Notes as described under the heading “Payment of Additional Amounts” in the form of the 2037 Note incorporated herein by reference (such amounts, the “Additional Amounts”).

At least 10 days prior to the first Interest Payment Date and at least 10 days prior to each date of payment of principal of or interest on the 2037 Notes if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent an Officer’s Certificate instructing the Trustee and the Paying Agent whether such payment of principal of or interest on the 2037 Notes shall be made to Holders thereof without withholding or deduction for or on account of any taxes described under the heading “Payment of Additional Amounts” in the form of 2037 Note incorporated herein by reference. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts will be payable and the amounts so payable to each Holder, and the Company shall pay to the Trustee or the Paying Agent the Additional Amounts required to be paid under the 2037 Notes.

Whenever in the 2037 Notes there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, the 2037 Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts in any provision of the 2037 Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Solely with respect to the 2037 Notes, clause 2(A)(iii) of the eight paragraph of Section 305 of the Indenture shall be deleted in its entirety.

Officer’s Certificate under Section 102 of the Indenture

The undersigned, Daniel C. Janki, the Senior Vice President and Treasurer of the Company, does hereby certify that:

(1) I have read the relevant portions of the Indenture, including without limitation the conditions precedent provided for therein relating to the action proposed to be taken by the Trustee as requested in the Company Order dated the date hereof (the “Company Order”) and the definitions in the Indenture relating thereto;

(2) I have read the Board Resolutions and the resolutions of the Funding Committee of the Board of Directors of the Company referred to above;

(3) I or individuals under my supervision have conferred with other officers of the Company, have examined such records of the Company and have made such other investigation as I deemed relevant for purposes of this certificate;

(4) in my opinion, I have made such examination or investigation as is necessary to enable me to express an informed opinion as to whether or not such conditions have been complied with;

(5) on the basis of the foregoing, I am of the opinion that all conditions precedent provided for in the Indenture relating to the action proposed to be taken by the Trustee as requested in the Company Order have been complied with; and

(6) the forms and terms of the Notes have been established in conformity with the provisions of the Indenture.

[Signature Page Follows]

Very truly yours,

/s/ Daniel C. Janki

Name: Daniel C. Janki

Title: Senior Vice President and Treasurer

[Signature Page to Officer’s Certificate – Sections 102 and 301 of the Indenture]

Annex 1 – Form of 2022 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

0.375% Note due 2022

No. 1	€1,750,000,000

CUSIP No. 369604 BR3
ISIN No. XS1612542669
Common Code No. 161254266

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of ONE BILLION SEVEN HUNDRED FIFTY MILLION EUROS (€1,750,000,000) on May 17, 2022 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”),

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at the rate of 0.375% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:

Name: Brian Sandstrom

Title:  Attesting Secretary

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Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,750,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

6

other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to April 17, 2022, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 10 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after April 17, 2022 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent

7

investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each

8

case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by

9

a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon,
As Trustee

By:
Authorized Signatory
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Annex 2 – Form of 2025 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

0.875% Note due 2025

No. 1	€2,000,000,000

CUSIP No. 369604 BS1
ISIN No. XS1612542826
Common Code No. 161254282

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of TWO BILLION EUROS (€2,000,000,000) on May 17, 2025 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”), at the rate of 0.875% per annum, until

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the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:

Name:	Brian Sandstrom
Title:	Attesting Secretary
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Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €2,000,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

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other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 17, 2025, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 15 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 17, 2025 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines

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that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for

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registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon, As Trustee

By:
Authorized Signatory
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Annex 3 – Form of 2029 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

1.500% Note due 2029

No. 1	€2,250,000,000

CUSIP No. 369604 BT9
ISIN No. XS1612543121
Common Code No. 161254312

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of TWO BILLION TWO HUNDRED FIFTY MILLION EUROS (€2,250,000,000) on May 17, 2029 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”),

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at the rate of 1.500% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
Name: Daniel C. Janki
Title: Senior Vice President and Treasurer

Attest:

Name:	Brian Sandstrom
Title:	Attesting Secretary
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Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €2,250,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

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other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 17, 2029, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 20 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 17, 2029 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines

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that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for

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registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon,
As Trustee

By:
Authorized Signatory
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Annex 4 – Form of 2037 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

2.125% Note due 2037

No. 1	€2,000,000,000

CUSIP No. 369604 BU6
ISIN No. XS1612543394
Common Code No. 161254339

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of TWO BILLION EUROS (€2,000,000,000) on May 17, 2037 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”), at the rate of 2.125% per annum, until

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the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:

Name:	Brian Sandstrom
Title:	Attesting Secretary
4

Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €2,000,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

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other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 17, 2037, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 20 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 17, 2037 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines

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that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for

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registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon,
As Trustee

By:
Authorized Signatory
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